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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                November 15, 2005
                Date of Report (Date of earliest event reported)


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

              Maryland                        1-4141             13-1890974
  (State or other jurisdiction of          (Commission        (I.R.S. Employer
   incorporation or organization)          file number)      Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On November 15, 2005, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") entered into a new credit agreement (the "Credit Agreement") among the Company, certain Company subsidiaries as the other borrowers party thereto, Bank of America, N.A. as administrative agent and collateral agent, JPMorgan Chase Bank, N.A. as syndication agent, Wachovia Bank, National Association as documentation agent and Banc of America Securities LLC as lead arranger. The Credit Agreement is comprised of a five-year $150 million revolving credit facility subject to borrowing base limitations and is secured by certain of the Company's and certain of its subsidiaries assets, including inventory, certain accounts receivable and the stock of certain subsidiaries. Borrowings under the Credit Agreement bear interest based at LIBOR and Prime interest rate pricing.

     A copy of the Credit Agreement is filed as Exhibit 9.01 to this report and is incorporated herein by reference.

Item 9.01. Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.   Description
         -----------   -----------

          4.1 Credit Agreement dated as of November 15, 2005 between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A. as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Wachovia Bank, National Association as Documentation Agent and Banc of America Securities LLC as Lead Arranger.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 15, 2005

                              THE GREAT ATLANTIC & PACIFIC TEA
                                  COMPANY, INC.


                              By:  /s/ Brenda M. Galgano
                                   ---------------------------------
                                   Name:   Brenda M. Galgano
                                   Title:  Senior Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

4.1 Credit Agreement dated as of November 15, 2005 between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A. as Administrative Agent and Collateral Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Wachovia Bank, National Association as Documentation Agent and Banc of America Securities LLC as Lead Arranger.